(LEGEND BELOW IS LOCATED ON LEFT MARGIN VERTICALLY IN RED INK)

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                    (THE NEXT TWO LINES ARE ALSO IN RED INK)

                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED OCTOBER 20, 998

                                 ALLEGHANY FUNDS
                             171 North Clark Street
                                Chicago, IL 60601
                                 (800) 992-8151
              Website: http://www.alleghanyfunds.chicago-trust.com

                                   PROSPECTUS
                                November 4, 1998


         Alleghany Funds (the "Company") is a no-load, open-end management investment company which consists of ten separate diversified investment series designed to offer investors a variety of investment opportunities. This Prospectus pertains only to Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund (each a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and policies.

         Alleghany/Chicago Trust SmallCap Value Fund is advised by The Chicago Trust Company ("Chicago Trust") and Alleghany/Veredus Aggressive Growth Fund is advised by Veredus Asset Management LLC ("Veredus").

         Alleghany/Chicago Trust SmallCap Value Fund seeks long-term total return through investment primarily in common stocks of small companies, based on revenues and/or market capitalization, domiciled in the United States which Chicago Trust believes offer exceptional relative value at attractive prices.

         Alleghany/Veredus Aggressive Growth Fund seeks capital appreciation through investment primarily in equity securities of companies whose earnings are growing at an accelerating rate.

         Shares of each Fund are purchased and redeemed without any purchase or redemption charge imposed by the Company, although institutions may charge their customers for services provided in connection with their investments.

         Shares of the Funds are not deposits, obligations of, or endorsed by any bank, and are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in a Fund involves investment risks, including the possible loss of principal.

         This Prospectus sets forth concisely the information a prospective investor should know before investing in either of the above Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds is contained in the Statement of Additional Information dated November 4, 1998, as supplemented from time to time, which has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials in the SEC's Internet Website (http://www.sec.gov). The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Company, at the addresses and telephone numbers below.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Alleghany Funds                                   Investment Advisors:
171 North Clark Street                            The Chicago Trust Company
Chicago, IL  60601-3294                           171 North Clark Street
(800) 992-8151                                    Chicago, IL  60601-3294

                                                  Veredus Asset Management LLC
                                                  6900 Bowling Blvd., Suite 250
                                                  Louisville, KY  40207

                                                                (800) 992-8151

                                TABLE OF CONTENTS

                                                                          Page
PROSPECTUS SUMMARY...................................................      4


EXPENSE INFORMATION..................................................      5

INVESTMENT OBJECTIVES AND POLICIES...................................      7

         Alleghany/Chicago Trust SmallCap Value Fund.................      7

         Alleghany/Veredus Aggressive Growth Fund....................      7

INVESTMENT STRATEGIES AND RISK CONSIDERATIONS........................      8

MANAGEMENT OF THE FUNDS..............................................     13

PORTFOLIO MANAGEMENT METHODS.........................................     14

ADMINISTRATION OF THE FUNDS..........................................     17

PURCHASE OF SHARES...................................................     18

EXCHANGE OF SHARES...................................................     19

REDEMPTION OF SHARES.................................................     20

ACCOUNT OPTIONS.......................................................    21

DISTRIBUTION PLAN.....................................................    22

NET ASSET VALUE.......................................................    22

DIVIDENDS AND TAXES....................................................   23

PERFORMANCE OF THE FUNDS...............................................   24

GENERAL INFORMATION....................................................   24

                                    APPENDIX

DEBT RATINGS............................................................  26


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

The Funds

         The Company is an open-end, management investment company commonly known as a mutual fund. The Company was established as a Delaware business trust on September 10, 1993. The Company currently offers ten separate series of shares. This Prospectus offers only shares of Alleghany/Chicago Trust SmallCap Value Fund and Alleghany/Veredus Aggressive Growth Fund.

Investment Definitions

         Equity   Securities--The   term  "equity  securities"  as  used  herein
typically refers to common stock or preferred stock, which represent a stockholder's equity or ownership of shares in a company.

         Debt Securities--Examples of "debt securities" are bills, notes and bonds, each representing a promise by the issuer to re-pay a debt which is generally secured by the assets of such issuer. Also in this investment category are debentures, which are bonds or promissory notes that are backed by the general credit of the issuer, but not secured by specific assets of such issuer.

         Convertible Features--Equity or debt securities purchased by the Funds may have "convertible" features, whereby they can be exchanged for another class of securities, according to the terms of their respective issuers.

         Short-term Instruments--"Short-term (or money market) instruments" are generally private or Government obligations with maturities of one year or less and may include (but are not limited to) certificates of deposit, bankers' acceptances, corporate commercial paper, and Government obligations.

         Derivative Investments--The term "derivatives" has been used to identify a range and variety of financial categories. In general, a derivative is commonly defined as a financial instrument whose performance is derived, at least in part, from the performance of an underlying asset, such as a specific security or an index of securities. Derivatives, which may be used from time to time by the Funds and the investment risks associated with such instruments, are discussed in detail under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

Investment Objectives of the Funds

         Alleghany/Chicago Trust SmallCap Value Fund seeks to provide long-term total return. In seeking to achieve its investment objective, the Fund invests primarily in common stocks of small companies, based on revenues and/or market capitalization, domiciled in the United States which Chicago Trust believes offer exceptional relative value at attractive prices.

         Alleghany/Veredus Aggressive Growth Fund seeks capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in equity securities of companies whose earnings are growing at an accelerating rate.

How to Purchase Shares

         The minimum initial investment for regular accounts (other than Individual Retirement Accounts ("IRAs") and Uniform Gift to Minor Accounts ("UGMAs")) is $2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic Investment Plan is $50. The Funds do not impose any sales load, redemption or exchange fees. Each Fund has a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "DISTRIBUTION PLAN." The public offering price for shares of each of the Funds is the net asset value per share next determined after receipt of a purchase order in proper form. See "PURCHASE OF SHARES," "ACCOUNT OPTIONS" and "GENERAL INFORMATION."

How to Redeem Shares

     Shares of each Fund may be redeemed at the net asset value per share of the Fund next determined after receipt of a redemption request in proper form. Signature guarantees may be required. See "REDEMPTION OF SHARES."

Dividends

         Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareowners. Distributions of net capital gains, if any, will be made annually. All distributions are reinvested at net asset value, in additional full and fractional shares of the respective Fund unless and until the shareowner notifies the Transfer Agent in writing requesting payments in cash.

        Each Fund declares and pays dividends, if any, quarterly.
See "DIVIDENDS AND TAXES."

Management of the Funds

         Chicago Trust, 171 North Clark Street, Chicago, Illinois 60601, an Illinois corporation, provides investment advisory services to the Alleghany/Chicago Trust SmallCap Value Fund. As of June 30, 1998, Chicago Trust managed approximately $8.5 billion in assets primarily for pension and profit sharing accounts, individuals, families, and insurance companies.

         Veredus, 6900 Bowling Blvd., Suite 250, Louisville, Kentucky 40207, provides investment advisory services to Alleghany/Veredus Aggressive Growth Fund. As of June 30, 1998, Veredus managed approximately $65.7 million in assets primarily for institutional clients.

         First Data Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Funds' Distributor. Bankers Trust Company, 16 Wall Street, New York, New York 10005, serves as the Custodian of the Funds' assets. Chicago Trust serves as the Funds' Administrator. First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109, serves as the Funds' Sub-Administrator. First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Funds' Transfer Agent.

                               EXPENSE INFORMATION

Shareowner Transaction Expenses for the Fund:

Maximum Sales Load Imposed on Purchases..............................    None

Maximum Sales Load Imposed on Reinvested Dividends...................    None

Maximum Deferred Sales Load..........................................    None

Redemption Fees......................................................    None

Exchange Fees........................................................    None

     If you want to redeem shares by wire transfer, the Funds' Transfer Agent charges a fee, currently $20.00, for each wire redemption. Institutions may independently charge fees for shareowner transactions or for advisory services; please see their materials for details.

Estimated Annual Fund Operating Expenses as a Percentage of Average Net Assets:

                                                                                              Net Expense Ratio
                                          Investment                        Other              After Advisors'
                                         Advisory Fees                     Expenses         Voluntary Fee Waivers
                                        After Voluntary    12b-1       After Voluntary      and Reimbursement (1)
               FUND (1)                  Fee Waivers       Fees      Reimbursements (2)
               ---------                 -----------       ----      ------------------
Alleghany/Chicago Trust                      0.60%         0.25%            0.55%                   1.40%
   SmallCap Value Fund
Alleghany/Veredus                            0.60%         0.25%            0.55%                   1.40%
   Aggressive Growth Fund

(1) The above table reflects the investment advisors' voluntary undertakings to waive investment advisory fees and/or reimburse each Fund expenses exceeding the limits shown. Absent such fee waivers and reimbursement of expenses, the estimated investment advisory fees, other expenses, and total operating expenses, respectively, would be as follows: 1.00%, 0.25%, and 0.55% for the Alleghany/Chicago Trust SmallCap Value Fund and 1.00%, 0.25%, and 0.55% for Alleghany/Veredus Aggressive Growth Fund.

(2) Other expenses for each Fund are based on estimated amounts for the current fiscal year.

         Long-term shareowners may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE:

         Based on the level of estimated expenses listed above after waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

Name of Fund                                               1 Year       3 Years
------------                                               ------       -------

Alleghany/Chicago Trust SmallCap Value Fund                 $14           $44

Alleghany/Veredus Aggressive Growth Fund                    $14           $44

         The   foregoing   tables  are   designed  to  assist  the  investor  in
understanding the various costs and expenses that a shareowner will bear directly or indirectly. While the example assumes a 5% annual return, each Funds' actual performance will vary and may result in actual returns greater or less than 5%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Performance Measures

         From time to time, the Funds may advertise performance measures as set forth under "PERFORMANCE OF THE FUNDS." Performance measures are based on historical earnings and are not intended to indicate future performance.

Portfolio Turnover

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of units and by requirements which enable the Funds to receive favorable tax treatment. The Alleghany/Chicago Trust SmallCap Value Fund is expected to have portfolio turnover below 150%. In any event, portfolio turnover is not expected to exceed 200% in the Alleghany/Chicago Trust SmallCap Value Fund and 300% in the Alleghany/Veredus Aggressive Growth Fund. A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of each Fund is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Fund. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Fund's investment policies are not fundamental and may be changed without shareowner approval. While a non-fundamental policy or restriction may be changed by the Trustees of the Company without shareowner approval, the Funds intend to notify shareowners before making any change in any such policy or restriction. Fundamental policies may not be changed without shareowner approval.

         The Funds strive to attain their investment objectives, but there can, of course, be no assurance that they will do so. Please refer to the policies and risk disclosures more fully described under "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS." Additional investment policies and restrictions are described in the Statement of Additional Information.

ALLEGHANY/CHICAGO TRUST SMALLCAP VALUE FUND

         Alleghany/Chicago Trust SmallCap Value Fund seeks long-term total return through investment primarily in common stocks of small companies, based on revenues and/or market capitalization, domiciled in the United States which Chicago Trust believes offer exceptional relative value and attractive prices. The Fund's total return will likely be primarily composed of capital appreciation. The Fund will be invested primarily in equities listed on stock exchanges or traded in over-the-counter markets in the U.S.

         Except for defensive or liquidity purposes, the Fund will invest substantially all (at least 65%) of its assets in small companies or real estate investment trusts ("REIT's") domiciled in the U.S. which have market capitalization (based on aggregate market value of outstanding shares) between $50 million and $1 billion at the time of investment. Chicago Trust will seek companies with strong cash flow, good credit, low price to earnings ratio and good or improving balance sheets. The remainder of its assets (no more than 35%) may be invested in securities of companies with market capitalizations below $50 million or above $1 billion at the time of investment; and/or in cash and equivalent securities. The Fund does not currently intend to invest in securities which, at the time of purchase, are not readily marketable or in futures or options contracts. The Fund will not engage in short-selling activities, leverage or portfolio hedging techniques. At any time Chicago Trust deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all or a portion of its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and certificates of deposit.

Special Considerations

         An investor should be aware that investment in small capitalization issuers carries more risk than issuers with market capitalization greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. As a result, in order to sell this type of security the Fund may need to dispose of such securities over a long period and accordingly, the performance of small capitalization issuers may be more volatile.

         Please refer to the policies and risk disclosures, as well as the other specified practices below with respect to the Fund in "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

         Alleghany/Veredus Aggressive Growth Fund seeks to provide capital appreciation through investment primarily in equity securities of companies whose earnings are growing at an accelerating rate. Typically, the companies that the Fund invests in will exhibit expanding unit volume growth, new product development and expanding profit margins. Such companies often experience increased earnings expectations from the investment community. Veredus will focus primarily on small capitalization (market capitalization of $1 billion or less) and mid-size capitalization ($1 to $4 billion market capitalization) companies.

         Veredus generally plans to stay fully invested (subject to liquidity requirements) in equity securities. The Fund may also invest in U.S. Government securities of any duration, and may engage in certain option transactions and investment techniques described below. For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load money market funds or U.S. Government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to additional management fees.

         By investing primarily in small and mid-size capitalization companies, the Fund will be subject to the risks associated with such companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

         The Fund may invest in equity securities which consist of common stock, warrants, rights, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund will not invest more than 5% of its net assets in preferred stock or common stock equivalents.

         The Fund may invest up to 20% of its net assets in foreign equity securities by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). ADRs and EDRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         Please refer to the policies and risk disclosures, as well as the other specified practices below with respect to the Fund in "INVESTMENT STRATEGIES AND RISK CONSIDERATIONS."

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

In General

         Shareowners should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that the Funds' investment objectives will be attained. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage represented by such investment which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Government Obligations

         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above. Obligations of certain agencies and instrumentalities of the U.S. Government, such as Ginnie Mae (formerly known as the Government National Mortgage Association) ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing
Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some Government obligations may be issued as variable or floating-rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of time the shareowner owns shares of the Funds.

Money Market Securities

         Each Fund may invest in money market securities, including bank obligations and commercial paper. Bank obligations may include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the investment advisor believes that the credit risk with respect to the investment is minimal.

         Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

Borrowing

         Each Fund may not borrow money or issue senior securities, except as described in this paragraph. Each Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Funds may not mortgage, pledge, or hypothecate assets, except that each Fund may mortgage, pledge, or hypothecate assets in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Neither Fund will borrow money in excess of 25% of the value of its total assets. The Funds have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Illiquid Securities

         Each Fund may invest up to 15% of their respective net assets in securities which are illiquid. Illiquid securities will generally include, but are not limited to: repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options; interest rate, currency and mortgage swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

Repurchase Agreements

         Each Fund may enter into repurchase agreements pursuant to which a Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements are considered, under the 1940 Act, to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

Reverse Repurchase Agreements

         Each Fund may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account consisting of cash or liquid securities having a value at least equal to the resale price. Reverse repurchase agreements are considered to be borrowings by a Fund, and as such are subject to the investment limitations discussed above under the sub-section titled "Borrowing."

Rule 144A Securities

         Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment advisor under guidelines approved by the Company's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Securities of Other Investment Companies

         Each Fund may invest in securities issued by other investment companies which invest in securities in which the particular Fund is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include limits to its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or Funds as a whole. Each Fund is subject to additional limitations in these purchases as described under "INVESTMENT RESTRICTIONS" in the Statement of Additional Information. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of such investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Short-Term Trading

         Each Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase a Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

Foreign Securities

         Alleghany/Veredus Aggressive Growth Fund may invest in foreign equity securities by purchasing ADRs and EDRs. U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.

         Certain ADRs and EDRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareowner communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareowner communications and passes through the voting rights.

Derivative Investments

         The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. As is the case with other types of investments, a Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

         A Fund permitted the use of derivatives may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Fund will engage in derivative investments purely for speculative purposes. A Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the investment advisor to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

         Where not specified, investment limitations with respect to a Fund's derivative instruments will be consistent with such Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the investment advisor will generally not exceed 20% of total assets for a Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. Listed below, including risks and policies with respect thereto, are the types of securities in which certain Funds are permitted to invest which are considered by the Investment Advisor to be derivative in nature.

1.       Options:

         Alleghany/Veredus Aggressive Growth Fund, may engage in options, including those described below.

         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. A Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of such Funds' total assets. A Fund will only sell or write call options on a covered basis (e.g. on securities it holds in its portfolio).

         A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. A Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Funds' total assets. A Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be held in a segregated account for such options. A Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, a Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to a Fund's total return. A Fund may lose potential market appreciation if the judgment of its investment advisor is incorrect with respect to interest rates, security prices or the movement of indices.

         An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

         Closing transactions essentially let a Fund offset put options or call options prior to exercise or expiration. If a Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         A Fund may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

2.    Forward Commitments, When-Issued Securities, and Delayed-Delivery
      Transactions:

         Alleghany/Veredus Aggressive Growth Fund, may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued, delayed-delivery, or forward commitment basis with the intention of acquiring the securities, a Fund may dispose of such securities prior to settlement if its investment advisor deems it appropriate to do so. Please see "General Risk Factors" below and refer to the Statement of Additional Information for a more detailed discussion of the applicable risk considerations.

General Risk Factors

Options and Forward Contracts:

         The primary risks associated with the use of options are: (i) imperfect correlation between the change in market value of the securities held by a Fund and the price of options; (ii) losses, which are potentially unlimited, due to unanticipated market movements; and (iii) the investment advisor's inability to predict correctly the direction of security prices, interest rates and other economic factors. For a further discussion, see "INVESTMENT POLICIES AND RISK CONSIDERATIONS" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

The Board of Trustees

         Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Trustees. The Statement of Additional Information contains the name of each Trustee and background information regarding the Trustees.

The Chicago Trust Company

         Chicago Trust provides investment advisory services to Alleghany/Chicago Trust SmallCap Value Fund. Pursuant to an Investment Advisory Agreement with the Company, Chicago Trust provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

         Chicago Trust managed approximately $8.5 billion in assets at June 30, 1998 consisting primarily of pension and profit sharing accounts, and accounts of high net worth individuals, families and insurance companies. Chicago Trust, an Illinois corporation, is an indirect and wholly-owned subsidiary of Alleghany Corporation. Alleghany Corporation, located at Park Avenue Plaza, New York City, New York 10055, is engaged through its subsidiaries in the business of title insurance, reinsurance, other financial services and industrial minerals.

         For providing investment advisory services, the Fund has agreed to pay Chicago Trust a monthly fee at an annual rate, exclusive of voluntary fee waivers, based on its average daily net assets of 1.00%.

         Chicago Trust has voluntarily undertaken to reduce its advisory fee and to reimburse the Fund for operating expenses in excess of 1.40%. Such fee reimbursement may be terminated or reduced at the discretion of Chicago Trust. Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items.

Veredus Asset Management LLC

         The Investment Advisor for Alleghany/Veredus Aggressive Growth Fund is Veredus Asset Management LLC, a registered investment advisor located at 6900 Bowling Blvd., Suite 250, Louisville, KY 40207. Veredus was founded in 1998 and is indirectly partially owned by Alleghany Corporation.

         Veredus provides investment advisory services to Alleghany/Veredus Aggressive Growth Fund. Pursuant to an Investment Advisory Agreement with the Company, Veredus provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of the Fund's business.

         Veredus managed approximately $66 million in assets at June 30, 1998.

         For providing investment advisory services, the Fund has agreed to pay Veredus a monthly fee at an annual rate, exclusive of voluntary fee waivers, based on its average daily net assets of 1.00%.

         Veredus has voluntarily undertaken to reduce its advisory fee and to reimburse the Fund for operating expenses in excess of 1.40%. Such fee reimbursement may be terminated or reduced at the discretion of Veredus. Operating expenses for fee waiver/expense reimbursement purposes do not include interest, taxes, brokerage charges, litigation or extraordinary items.

                          PORTFOLIO MANAGEMENT METHODS

Investment Management Teams

         Investment decisions for Alleghany/Chicago Trust SmallCap Value Fund are made by an investment management team at Chicago Trust. The team is headed by Patricia A. Falkowski, the portfolio manager of the Fund. Ms. Falkowski has served as President and Chief Investment Officer of Fiduciary Management Associates, Inc. since 1993.

     Investment decisions for Alleghany/Veredus Aggressive Growth Fund are made by B. Anthony Weber, the portfolio manager of the Fund. B. Anthony Weber has served as President of Veredus since June 1998. Prior to June 1998, he was the President of SMC Capital, Inc., another registered investment adviser. Mr. Weber is responsible for the day-to-day management of the Fund's portfolio. He has managed equity accounts at SMC Capital, Inc. from the time of its founding in 1993 to the present.

The Chicago Trust Company

     The performance objective of Alleghany/Chicago Trust SmallCap Value Fund is to produce returns above the Russell 2000 Index over the long-term. Stock selection is the critical component of the equity philosophy. The Fund's overall approach to investing in small capitalization value stocks is based upon research performed by its investment advisor which shows that extremely undervalued companies offer potential for high returns over time and excellent diversification versus other domestic equity investment styles. This strategy may under-emphasize widely followed, institutional favorites and result in holdings of stocks with little "Wall Street" or outside research coverage. Advantages of investing in distressed and/or neglected issues based on internal, fundamental research include:

                  low valuations that offer some downside protection;

                  lack of institutional ownership that results in return streams not highly correlated with market indices;

                  potential for upside surprises that is increased as stocks exceed minimal expectations and are "discovered" by other investors; and

                low transaction costs based solely on best execution rather than research commitments.

The companies in which the Fund intends to invest will generally have the following characteristics:

                a market capitalization of less than $1 billion;

                a low relative ratio of price to book value per share;

                a positive or improving cash flow and other measures of
                  financial strength; and

                a low stock price relative to historical levels.

         By following these criteria, the Fund intends to select securities which can have enhanced appreciation prospects and may provide investment returns superior to the market as a whole. However, the market value of these companies' securities tends to be volatile and in the past offered greater potential for gain as well as loss than securities of larger capitalization companies.

         A key component of the equity process is the sell discipline. Chicago Trust looks for sale candidates when one or more of the following criteria exist: (i) deteriorating company fundamentals; (ii) the stock no longer meets our purchase criteria; (iii) the stock grows by 25% in stock market value in a short time; and (iv) the price target has been achieved.

The Fund will commence operations on or about November 4, 1998 and therefore has no operating history. The investment objectives, policies and strategies of the Alleghany/Chicago Trust SmallCap Value Fund are substantially similar in all material aspects to the UAM FMA Small Company Portfolio, which has been managed by Ms. Patricia A. Falkowski. Ms. Falkowski became a managing director at Chicago Trust on August 24, 1998. She manages the investment program of the Alleghany/Chicago Trust SmallCap Value Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Falkowski had been chief investment officer of Fiduciary Management Associates, Inc. since 1992 and president since 1993. In that capacity Ms. Falkowski was the portfolio manager for the UAM FMA Small Company Portfolio with full discretionary authority over the selection of investments for that fund from July 1992 through August 1998. The UAM FMA Small Company Portfolio Institutional Class Shares had net assets of $182.7 million as of June 30, 1998. Average annual returns for the one-year, three-year, five-year, and since July 1, 1992 periods ended June 30, 1998 compared with the performance of the Russell 2000 Index were:

                                UAM FMA Small Company Portfolio (1),                  Russell 2000 Index
                                                 (2)                                         (3)
                                -------------------------------------- --- -----------------------------------------

One Year                                       23.14%                                       16.50%

Three Years                                     25.62                                       18.86

Five Years                                      19.19                                       16.05

Since July 1, 1992 (4)                          21.97                                       17.65

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

(2) The expense ratio of UAM FMA Small Company Portfolio was capped at 1.03% from July 1, 1992 through June 30, 1998. The expense ratio of the Alleghany/Chicago Trust SmallCap Value Fund will be capped at 1.40% beginning at its inception. The returns shown have been restated to reflect an expense ratio of 1.40% (consistent with the expected expense cap of the Alleghany/Chicago Trust SmallCap Value Fund).

(3) The Russell 2000 Index is a widely recognized, unmanaged index of common stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization. Each Index is adjusted to reflect reinvestment of dividends.

(4) The inception date of the UAM FMA Small Company Portfolio was July 31, 1991. Ms. Falkowski began managing the Fund in July of 1992.

Historical performance is not indicative of future performance. The UAM FMA Small Company Portfolio is a separate fund and its historical performance is not indicative of the potential performance of the Alleghany/Chicago Trust SmallCap Value Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

Veredus Asset Management LLC

         B. Anthony Weber, President of Veredus, is primarily responsible for the day-to-day management of the Fund. Prior to forming Veredus in 1998, Mr. Weber was President and Senior Portfolio Manager of SMC Capital, Inc. (from its inception in 1993). Prior to that date, he was the portfolio manager primarily responsible for management of certain accounts, including three common trust funds, of Shelby County Trust Bank (from July 1, 1989). The performance information presented below is the performance of a composite of those equity accounts for which Mr. Weber was primarily responsible for the day-to-day management (since July 1, 1989) which have investment objectives, policies and strategies substantially similar to those of the Fund. As of December 31, 1997, the assets in those accounts totaled approximately $36 million. The composite does not include performance of The Shelby Fund, a mutual fund for which Mr. Weber was co-manager.


                                    Managed Accounts               S&P 500 Index             Russell 2000 Index
                                    ----------------               -------------             ------------------

1998*                                   18.66%                        17.71%                          4.93%
1997                                     4.82                         33.36                          22.36
1996                                    14.44                         22.96                          16.50
1995                                    39.67                         37.59                          28.44
1994                                     2.46                          1.32                          -1.82
1993                                    14.70                         10.08                          18.91
1992                                    32.98                          7.64                          18.41
1991                                    42.80                         30.48                          46.05
1990                                    -1.04                         -3.12                         -19.51
1989**                                  11.67                         12.99                           1.47


Average Annual Returns***

One Year                                24.63%                        30.16%                         16.50%
Five Years                              16.38                         23.08                          16.05
Since July 1, 1989                      19.32                         18.35                          13.67


*      1998 percentages represent the rates of return for the six month period ended June 30, 1998.

**     1989 percentages represent the rates of return for the six month period ended December 31, 1989.

*** Average Annual Returns for the periods ended June 30, 1998, using the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR") calculation of performance (see below), which differs from the standardized SEC calculation.

       From July 1, 1989 through December 31, 1991, the performance information is based on a quarterly, linked time-weighted rate of return calculation method. Beginning January 1, 1992, the accounts within the composite allowed participants to contribute on a monthly basis. Therefore, beginning January 1, 1992, the performance information is based on a monthly, liked, time-weighted rate of return calculation method. The composite rate of return is market-weighted, reflecting the relative size of each eligible account, at the beginning of the relevant period. Performance figures reflected are net of management fees and net of all expenses, including transaction costs and commissions. Results include the reinvestment of dividends and capital gains. The presentation of the performance composite complies with the AIMR. The AIMR calculation of performance differs from the standardized SEC calculation.

         The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The Russell 2000 Index is a widely recognized index of market activity based on the aggregate performance of small to mid-sized publicly traded common stocks. Each Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. Performance figures for each Index do not reflect deduction of transaction costs or expenses, including management fees.

         The investment objectives, policies and strategies of the Alleghany/Veredus Aggressive Growth Fund are substantially similar to those of the managed accounts. The performance of the accounts managed by Veredus does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees (the use of the Fund's expense structure would have lowered the performance results), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts composite. The results for difference periods may vary.

                           ADMINISTRATION OF THE FUNDS

The Administrator and Sub-Administrator

         Chicago Trust (the "Administrator") acts as the Company's Administrator pursuant to an Administration Agreement with the Company. For services provided as Administrator, Chicago Trust receives a fee at the annual rate of: 0.060% of the first $2 billion of average daily net aggregate assets of the Company; 0.045% of the average daily net assets between $2 billion and $3.5 billion and 0.040% of the average daily net assets in excess of $3.5 billion. Chicago Trust also receives a custody liaison fee equal to an annual fee per Fund of $10,000 for average daily net assets up to $100 million, $15,000 for average daily net assets between $100 million and $500 million, and $20,000 for average daily net assets in excess of $500 million.

         Pursuant to a Sub-Administration Agreement, First Data Investor Services Group, Inc. (the "Sub-Administrator"), 53 State Street, Boston, Massachusetts 02109, acts as Sub-Administrator and receives a fee from the Administrator equal to that received by the Administrator as set out above. The Sub-Administrator also receives a custody liaison fee from Chicago Trust equal to that received by the Administrator as set out above.

         The  services  provided to the Funds under  these  Agreements  include:
coordinating and monitoring of any third parties furnishing services to the Funds; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Funds; preparing, filing and distributing proxy materials, periodic reports to shareowners, registration statements and other documents; and responding to shareowner inquiries.

         The Sub-Administrator also performs certain accounting and pricing services for the Funds, including the daily calculation of the Funds' respective net asset values.

The Transfer Agent

         First Data Investor Services Group, Inc. (the "Transfer Agent"), 4400 Computer Drive, Westborough, Massachusetts 01581, performs the following duties in its capacity as Transfer Agent to each Fund: maintains the records of each shareowner's account; answers shareowner inquiries concerning accounts; processes purchases and redemptions of Fund shares; acts as dividend and distribution disbursing agent; and performs other shareowner service functions. Shareowner inquiries should be addressed to the Transfer Agent at (800) 992-8151.

The Distributor

     First Data Distributors, Inc. (the "Distributor"), 4400 Computer Drive, Westborough, Massachusetts 01581, is the principal underwriter and distributor of the Funds pursuant to a distribution agreement with the Company.

The Custodian

         Bankers Trust Company (the "Custodian"), 16 Wall Street, New York, New York 10005, is Custodian for the cash and securities of each Fund.

Expenses

         Expenses attributable to the Company, but not to a particular Fund, will be allocated to each Fund thereof on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class thereof on the basis of relative net assets. General Company expenses may include but are not limited to: insurance premiums; Trustee fees; expenses of maintaining the Company's legal existence; and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees; brokerage commissions; registration of Fund shares with the SEC and notification fees to the various state securities commissions; fees of the Funds' Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers"; costs of obtaining quotations of portfolio securities; and pricing of Fund shares.

         Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareowner approval of such plan or any amendment thereto) will be borne solely by shareowners of such class or classes. Other expense allocations which may differ among classes, or which are determined by the Trustees to be class-specific, may include but are not limited to: printing and postage expenses related to preparing and distributing required documents such as shareowner reports, prospectuses, and proxy statements to current shareowners of a specific class; SEC registration fees and state "blue sky" fees incurred by a specific class; litigation or other legal expenses relating to a specific class; expenses incurred as a result of issues relating to a specific class; and different transfer agency fees attributable to a specific class.

         Notwithstanding the foregoing, the investment advisor or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                               PURCHASE OF SHARES

In General

         Shares of each Fund may be purchased directly from the Fund at the net asset value next determined after receipt of the order in proper form. Shares of the Funds may be purchased through broker-dealers, banks and trust departments which may charge the investor a transaction fee or other fee for their services at time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

         The minimum initial investment for regular accounts (other than IRAs and UGMAs) is $2,500 for each Fund, and the minimum subsequent investment is $50, except for accounts opened through a fund network. In such case, the minimums of the fund network will apply. The minimum initial investment for IRAs and UGMAs is $500, and the minimum subsequent investment for IRAs and UGMAs is $50. The minimum initial and subsequent investment for those enrolled in the Automatic Investment Plan is $50. There is no sales load or charge in connection with the purchase of shares. The Company reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. Each Fund also reserves the right to vary the initial and additional investment minimums, or to waive the minimum investment requirements for any investor.

         Purchase orders for shares of a Fund which are received by the Transfer Agent or an authorized broker or its designee in proper form, including money order, check or bank draft by the regular closing time of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) will be purchased at such Fund's net asset value determined that day. If you invest by check, or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Checks must be made payable to "Alleghany Funds." If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. Orders for shares received in proper form after 4:00 p.m. will be priced at the net asset value determined on the next day that the NYSE is open for trading.

         Each Fund may accept telephone orders from broker-dealers or service organizations which have been previously approved by a Fund. It is the responsibility of such broker-dealers or service organizations or their authorized designees to promptly forward purchase orders and payments for same to the Company.

         Purchases may be made in one of the following ways:

Initial Purchases by Mail

         Shares of each Fund may be purchased initially by completing the application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Alleghany Funds", c/o First Data Investor Services Group, Inc., P.O. Box 5164, Westborough, Massachusetts 01581. The Funds will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than a Fund and are endorsed over to the Fund.

Initial Purchases by Wire

         An investor desiring to purchase shares of a Fund by wire should call the Transfer Agent first at (800) 992-8151 and request an account number and furnish the Fund with your tax identification number. Following such notification to the Transfer Agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                           BOSTON SAFE DEPOSIT & TRUST
                                 ABA # 011001234
                              FOR: Alleghany Funds
                                   A/C 140414
                                FBO "FUND NUMBER"
                           "SHAREOWNER ACCOUNT NUMBER"

         A completed application with original signature(s) of registrant(s) must be filed with the Transfer Agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

Subsequent Investments

         Once an account has been opened, subsequent purchases in the minimum amounts may be made by mail, bank wire, exchange or by telephone. When making additional investments by mail, simply return the investment slip from a previous confirmation or statement with your investment in the envelope provided. Your check must be made payable to "Alleghany Funds" and mailed to the Alleghany Funds, P.O. Box 5163, Westborough, Massachusetts 01581. The Funds will not accept third party checks for the subsequent purchase of shares.

         All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. In order to help ensure the receipt of good funds, the Company reserves the right to delay sending your redemption proceeds up to 15 days if you purchased shares by check. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is returned. The Funds and the Transfer Agent reserve the right to reject any purchase order in whole or in part.

                               EXCHANGE OF SHARES

In General

     Shares of any of the Funds within the Company may be exchanged for shares of the same class of any of the other Funds within the Company. The Company currently consists of the following Funds: Alleghany/Chicago Trust SmallCap Value Fund, Alleghany/Veredus Aggressive Growth Fund, Montag & Caldwell Growth Fund, Chicago Trust Growth & Income Fund, Chicago Trust Talon Fund, Chicago Trust Balanced Fund, Montag & Caldwell Balanced Fund, Chicago Trust Bond Fund, Chicago Trust Municipal Bond Fund, and Chicago Trust Money Market Fund.

         The exchange privilege is a convenient way to respond to changes in your investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares of a Fund through an exchange transaction is accepted at the net asset value next determined. You should keep in mind that for tax purposes, an exchange is treated as a redemption and a new purchase, each at net asset value of the appropriate Fund. The Funds and the Transfer Agent reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on prior written notice to shareowners.

         Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. Requests for telephone exchanges must be received by the Transfer Agent by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time) on any day that the NYSE is open for regular trading.

                              REDEMPTION OF SHARES

In General

         Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. However, your redemption proceeds may be delayed up to 15 days if you purchased the shares to be redeemed by check until such check has cleared. Payment may also be made by wire directly to any bank previously designated by the shareowner in a shareowner account application. A shareowner will be charged $20 for redemptions by wire. Also, please note that the shareowner's bank may impose a fee for this wire service.

         If your account is an Individual Retirement Account (IRA), your redemption request must be submitted in writing. Please call a customer service representative at (800-992-8151) to request an IRA Distribution Request form or for further information.

         Except as noted below, redemption requests received in proper form by the Transfer Agent or an authorized broker or its designee prior to the close of regular trading hours on the NYSE on any business day that the Fund calculates its per share net asset value are effective that day.

         Redemption requests received after the close of the NYSE are effective as of the time the net asset value per share is next determined. No redemption will be processed until the Transfer Agent has received a completed application with respect to the account.

         The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, result in the necessity of a Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareowners of the Fund. Pursuant to the Company's Trust Instrument, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Company has elected pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareowner. Payments in excess of this limit by any of the Funds will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of any such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "NET ASSET VALUE." In the event that an in-kind distribution is made, a shareowner may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

Minimum Balances

         Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account for its then current net asset value (which will be promptly paid to the shareowner) if at any time the total investment does not have a value of at least $50. The shareowner will be notified that the value of his or her account is less than the required minimum and will be allowed at least sixty days to bring the value of the account up to the minimum before the redemption is processed.

         Shares may be redeemed in one of the following ways:

Redemptions by Mail

         Shareowners may submit a written request for redemption to: Alleghany Funds, P.O. Box 5164, Westborough, Massachusetts 01581. The request must be in good order which means that it must: (i) identify the shareowner's account name and account number; (ii) state the fund name, (iii) state the number of shares to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered.

         To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians, and retirement plans.

     A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 992-8151.

Redemptions by Telephone

         Shareowners  who  have  so  indicated  on  the  application,   or  have
subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone at (800) 992-8151.

         In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed under "Redemptions by Mail" above. Such requests must be signed by the shareowner, with signatures guaranteed (see "Redemptions by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians.

         The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by any of the Funds. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareowner to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number, and the name in which his or her bank account is registered.

     Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Company.

                                 ACCOUNT OPTIONS

In General

         The following special services are available to shareowners. There are no charges for the programs noted below and an investor may change or stop these plans at any time by written notice to the Funds.

Automatic Investment Plan

         This service allows you to make regular investments once your account is established. You simply authorize the automatic withdrawal of funds from your bank account into the Fund of your choice. The minimum initial and subsequent investment pursuant to this plan is $50 per month. Your initial account must be established prior to participating in this plan. Please complete the appropriate section on the new account application enclosed with this Prospectus.

Systematic Withdrawal Program

         The Funds offers a Systematic Withdrawal Program as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $50,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual, or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter.

Individual Retirement Accounts

         An Individual Retirement Account (IRA) is a custodial account created for the exclusive benefit of you and your beneficiaries. There are many types of IRAs available including Individual, Spousal, Rollover, SEP-IRA, SIMPLE-IRA, Roth-Contributory and Roth-Conversion. Because income generated from an IRA is tax-deferred.

         The annual maintenance fee for an IRA is $15.00 per year. This fee will be paid through an automatic liquidation of shares from your account each December. You may choose to pay this fee prior to December by sending in a check. Shareowners with a cumulative balance of $50,000 or more will have IRA fees waived.

                                DISTRIBUTION PLAN

         The Board of Trustees of the Company has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Class N shares of each Fund to pay certain expenses associated with the distribution of its shares. Under the Plan, each Fund may reimburse the Distributor for actual expenses not exceeding, on an annual basis, 0.25% of a Fund's average daily net assets.

         The Plan authorizes a Fund to compensate the Distributor for the following: (1) services rendered by the Distributor pursuant to the Distribution Agreement between the Company and the Distributor; (2) payments the Distributor makes to financial institutions and industry professionals, such as insurance companies, investment counselors, accountants, estate planning firms and broker-dealers, including Chicago Trust and its affiliates and subsidiaries, Talon Securities, Inc. and the affiliates and subsidiaries of the Distributor (collectively, "Participating Organizations"), in consideration for distribution services provided or expenses assumed in connection with distribution assistance, market research, and promotional services, including, but not limited to, printing and distributing prospectuses to persons other than current shareowners of a Fund, printing and distributing advertising and sales literature and reports to shareowners and prospective shareowners used in connection with the sale of a Fund's shares, and personnel and communication equipment used in servicing shareowner accounts and prospective shareowner inquiries; and (3) payments the Distributor makes to Participating Organizations pursuant to an agreement to provide administrative support services to the holders of a Fund's shares. Participating Organizations that are compensated for distribution services may be required to register as dealers in certain jurisdictions.

         Payments for market research and promotional services may be based in whole or in part on a percentage of the regular salary expense for those employees of Participating Organizations engaged in marketing research and promotional services specifically relating to the distribution of Fund shares based on the amount of time devoted by such employees to such activities, and any out-of-pocket expenses associated with the distribution of Fund shares.

         All such payments made by a Fund pursuant to the Plan shall be made for the purpose of selling shares issued by the Fund. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Fund will be allocated among the Funds in proportion to their relative net assets.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Fund listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

         Bonds are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

                               DIVIDENDS AND TAXES

Dividends

         Dividends, if any, from net investment income will be declared and paid quarterly by each Fund. Aggregate net profits realized from the sale of portfolio securities, if any, are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

         Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareowner's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

Taxes

         Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("the Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Each Fund is treated as a separate corporate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareowners as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareowners as long-term capital gain regardless of how long a shareowner may have held shares of a Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareowner reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareowners in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Shareowners will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Dividends and distributions may be subject to state and local income taxes. Further information regarding the tax consequences of investing in the Funds is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

         Redemptions of Fund shares, and the exchange of shares between Funds of the Company, are taxable events and, accordingly, shareowners may realize capital gains or losses on these transactions.

         Shareowners may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Fund, or if, to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his/her social security number.

                            PERFORMANCE OF THE FUNDS

In General

         Performance, whether it be "total return" or "average annual total return" of a Fund, may be advertised to present or prospective shareowners. The figures are based on historical performance and should not be considered representative of future results. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices such as the Dow Jones Industrial Average and the S&P 500, and to the performance of other mutual funds tracked by mutual fund rating services. Further information about the performance of the Funds is included in the Statement of Additional Information, which may be obtained without charge by contacting the Fund at (800) 992-8151.

Total Return

         Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

                               GENERAL INFORMATION

Organization

         Each Fund is a separate, diversified, series of the Company, a Delaware business trust organized pursuant to a Trust Instrument dated September 10, 1993. The Company is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trustees of the Company may establish additional series or classes of shares without the approval of shareowners. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares

         Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Currently, there is only one class of shares issued by each Fund which is Class N shares for retail investors. Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareowners have no preemptive or other right to subscribe to any additional shares and no conversion rights. For more information about other Company funds and their respective class or classes, please call (800) 992-8151.

Voting Rights

         Each issued and outstanding full and fractional share of a Fund is entitled to one full and fractional vote in the Fund. Shares of a Fund participate equally in regard to dividends, distributions, and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareowners have equal non-cumulative voting rights. Class N shares have exclusive voting rights with respect to the distribution plan. On any matter submitted to a vote of shareowners, shares of each Fund will vote separately except when a vote of shareowners in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareowners of all such Funds shall be entitled to vote thereon.

Shareowner Meetings

         The Trustees of the Company do not intend to hold annual meetings of shareowners of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareowners of the Funds. In addition, subject to certain conditions, shareowners of the Funds may apply to the Company to communicate with other shareowners to request a shareowners' meeting to vote upon the removal of a Trustee or Trustees.

Certain Provisions of Trust Instrument

         Under Delaware law, the shareowners of the Funds will not be personally liable for the obligations of any Fund; a shareowner is entitled to the same limitation of personal liability extended to shareowners of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Company or a Fund contain a statement that such obligation may only be enforced against the assets of the Company or Fund and provides for indemnification out of Company or Fund property of any shareowner nevertheless held personally liable for Company or Fund obligations.

Portfolio Transactions and Brokerage Commissions

         The Company will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Company, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for a Fund in excess of the amount of commission another broker-dealer would have charged if Chicago Trust determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

         Subject to the foregoing considerations, preference may be given in executing portfolio transactions for a Fund to brokers which have sold shares of that Fund. Any such transactions, however, will comply with Rule 17e-1 under the 1940 Act.

Shareowner Reports and Inquiries

         Shareowners will receive Semi-Annual Reports showing portfolio investments and other information as of April 30 and Annual Reports audited by independent accountants as of October 31. Shareowners with inquiries should call the Company at (800) 992-8151 or write to Alleghany Funds, P.O. Box 5164, Westborough, Massachusetts 01581.

                                    APPENDIX

Debt Ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

"Aaa" -- These  bonds  are  judged  to be of the best  quality.  They  carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" -- These bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" -- These bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" -- These bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" -- These bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B" -- These bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" -- These bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" -- These bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" -- These bonds are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's may modify a rating of "Aa", "A" or "Baa" by adding numerical modifiers 1, 2, 3 to show relative standing within these categories.

Standard & Poor's Corporation describes classifications of corporate and municipal debt as follows:

"AAA" -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" -- These bonds also qualify as high-quality debt obligations. Their capacity to pay interest and repay principal is very strong, and differs from the "AAA" issues only in small degree.

"A" -- These bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" -- These bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

"BB", "B", "CCC", "CC", or "C" -- These bonds are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

"CI" -- This rating is reserved for income bonds on which no interest is being paid.

"D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               INVESTMENT ADVISOR


                            The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294

                          Veredus Asset Management LLC
                          6900 Bowling Blvd., Suite 250
                              Louisville, KY 40207


                                  ADMINISTRATOR

                            The Chicago Trust Company
                             171 North Clark Street
                             Chicago, IL 60601-3294


                                    CUSTODIAN

                              Bankers Trust Company
                                 16 Wall Street
                               New York, NY 10005


             For Additional Information about Alleghany Funds, call:
                                 (800) 992-8151